UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]   Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
    RULE 14a-6(e)(2))

[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant toss.240.14a-12


                          Dreyfus Founders Funds, Inc.
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1) Title of each class of securities to which transaction applies:

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      2) Aggregate number of securities to which transaction applies:

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      3) Per unit  price  or other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      4) Proposed maximum aggregate value of transaction:

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      5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:

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      3) Filing Party:

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      4) Date Filed:

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NOTICE TO FOCUS FUND SHAREHOLDERS

You recently received proxy materials from Dreyfus Founders Funds, Inc. regarding the proposed reorganization of Dreyfus Founders Focus Fund.
Among the materials that were enclosed with the proxy mailing was the Focus Fund Semiannual Report to Shareholders for the six months ended
June 30, 2001. Due to an error at our mail house, you may not have received this document. In the event that you did not receive Focus Fund's June 30, 2001 Semiannual Report, we have enclosed another copy for your reference.

Your vote on this proposal is important, no matter how many shares you own.
We encourage you to complete, sign and return without delay the proxy card(s) that was enclosed with your original mailing. You may also vote your shares via telephone, by calling the phone number listed on the proxy card, or through the Internet at www.proxyvote.com.

We apologize for any inconvenience this mix-up may have caused.